                                                                    EXHIBIT 99.2


                               LABRANCHE & CO INC.

                          NOTICE OF GUARANTEED DELIVERY

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of LaBranche & Co Inc. (the "Company") made pursuant to the Prospectus, dated June 16, 2000 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Initial Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Firstar Bank, N.A., (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof ) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                              TO FIRSTAR BANK, N.A.
                             (THE "EXCHANGE AGENT")

       BY MAIL:                                      BY HAND:
       Firstar Bank, N.A.                    Firstar Bank, N.A.
       425 Walnut Street                     425 Walnut Street
       Corporate Trust Services, 6th Floor   Corporate Trust Services, 6th Floor
       Cincinnati, Ohio  45202               Cincinnati, Ohio  45202
       ATTN:  Keith Maurmeier                ATTN:  Keith Maurmeier

                            Telephone: (513) 632-4843
                           Facsimile: (513) 632-5511

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:


     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

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PRINCIPAL AMOUNT OF INITIAL NOTES       NAME(S) OF RECORD HOLDERS:
TENDERED:


$ __________________________________    _____________________________________

                                        _____________________________________


CERTIFICATE NOS. (IF AVAILABLE):        ADDRESS(ES):


_____________________________________   _____________________________________

_____________________________________   _____________________________________


If Initial Notes will be delivered by   AREA CODE AND TELEPHONE NUMBER(S):
transfer to The Depository Trust
Company, provide account number.
                                        _____________________________________

Account
Number:______________________________   SIGNATURE(S):

                                        _____________________________________
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                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.




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                                   GUARANTEE


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm: _______________________________


____________________________________________
(Authorized Signature)


Address: ___________________________________


         ___________________________________


Area Code and
Telephone Number: _____________________            E-Mail: _____________________


Title: ____________________________________________


Name:  ___________________________________________


Date: ____________________________________



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